Exhibit 10.3

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO THAT CERTAIN VOTING AGREEMENT, INVESTORS’ RIGHTS AGREEMENT AND RIGHT OF FIRST REFUSAL AGREEMENT, EACH DATED NOVEMBER 15, 2019, BY AND AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

H-CYTE, INC.

Warrant for the Purchase of Shares of Common Stock, par value $0.001 per share

Original Issue Date: ___________, 2020

THIS CERTIFIES that, for value received, [Name of Holder], whose address is [______] (the “Holder”), is entitled to subscribe for and purchase from H-Cyte, Inc., a Nevada corporation f/k/a Medovex Corp. (the “Company”), upon the terms and conditions set forth herein, up to the number of Warrant Shares at a purchase price per share equal to the Exercise Price, subject to the provisions and upon the terms and conditions set forth herein. This Warrant was issued to the Holder in connection with the transactions contemplated by that certain Secured Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”), dated April __, 2020, among the Company and the Purchasers signatory thereto.

The number of shares of Common Stock issuable upon exercise of this Warrant (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. Definitions. Capitalized terms used in this Warrant but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. For purposes of this Warrant, the following terms shall have the following definitions:

(a) “Exercise Period Commencement Time” means 10:00 a.m. (New York City time) on the day immediately following the Qualified Financing Closing, provided that if a Qualified Financing Closing does not occur prior to the Maturity Date of the Holder Note, then Exercise Period Commencement Time means 10:00 a.m. (New York City time) on the day immediately following the Maturity Date of the Holder Note.

(b) “Exercise Price” means the Conversion Price set forth in the Holder Note (subject to adjustment as provided herein), provided that if a Qualified Financing does not occur on or prior to the Maturity Date of the Holder Note, the Exercise Price shall be equal to the price per share obtained by dividing (x) $3,000,000 by (y) the number of Fully-Diluted Shares outstanding immediately prior to the Maturity Date.

(c) “Fully-Diluted Shares” all outstanding shares of capital stock of the Company, assuming (A) the conversion of all convertible preferred stock and the conversion or exercise of warrants, options and all other securities convertible into or exercisable for shares of capital stock in the Company (other than the Holder Notes) regardless of whether such convertible securities are “in the money”, and (B) the issuance of all shares of capital stock reserved for issuance under any equity plan of the Company, including any additional stock reserved in connection with a Qualified Financing.

(d) “Holder Note” means the Secured Convertible Promissory Note dated as of the date hereof, in the original principal amount of $[_________] made by the Company and payable to the Holder.

(e) “Warrant” means and includes this Warrant and any Common Stock or warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

(f) “Warrant Coverage Amount” means an amount equal to one hundred percent (100%) of the aggregate number of shares of Common Stock into which the Conversion Shares issuable upon conversion of the Holder Note may be converted.

(g) “Warrant Shares” means the number of shares of the Company’s Common Stock equal to the quotient obtained by dividing the Warrant Coverage Amount by the Exercise Price.

(h) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Lead Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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2. Exercise Period. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time or from time to time during the period commencing on Exercise Period Commencement Time and ending at the earlier to occur of (a) 5:00 p.m. (New York City time) on the tenth (10th) anniversary of the Exercise Period Commencement Date and (b) 5:00 p.m. (New York City time) on the day immediately prior to the occurrence of a Purchaser Subscription Default with respect to the Holder (the “Exercise Period”).

3. Procedure for Exercise; Effect of Exercise.

(a) Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check.

(b) Cashless Exercise. If the Warrant has been outstanding for six (6) months and there is no effective registration statement including the Warrant Shares, this Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 3(b). In such case, this Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 3(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

X =	Y(A-B) A

Where:

X = the number of shares of Common Stock to be issued to Holder under this Section 3(b);
Y = the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;
A = the Current Market Price on such date; and
B = the Exercise Price on such date.

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For purposes of this Section 3(b), Current Market Price shall have the definition provided in Section 7(g).

The Company acknowledges and agrees that this Warrant was issued on the date set forth at the end of this Warrant. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 3(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), be “tacked” to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

(c) Effect of Exercise. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 3, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within seven (7) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

4. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

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5. Restrictions on Transfer.

(a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 5(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (v) to an accredited investor (as such term is defined in Regulation D under the Securities Act).

(b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 5(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

(c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant and any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (unless the opinion of counsel referred to in Section 5(b) states such legend is not required) in addition to any other agreement to which the Holder is subject:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

6. Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances.

7. Certain Adjustments.

(a) The Exercise Price shall be subject to adjustment from time to time as follows:

(i) In the event that the Company shall (A) pay a dividend or make a distribution to all its stockholders, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of a Warrant thereafter surrendered for Exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 7(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 7(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (c) and (d) below.

(ii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 7(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7(a) shall be made to the nearest cent or nearest 1/100th of a share.

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(iii) The Company from time to time may reduce the Exercise Price by any amount for any period of time in the discretion of the Board of Directors. A voluntary reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of this Section 7(a).

(iv) In the event that, at any time as a result of an adjustment made pursuant to Section 7(a)(i) or 7(a)(ii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 7(a)(i) or 7(a)(ii) above, and the other provisions of this Section 7(a) with respect to the Common Stock shall apply on like terms to any such other shares.

(b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 7(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 7(a) above following the date of consummation of such transaction. The provisions of this Section 7(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

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(c) If (i) the Company shall take any action which would require an adjustment in the Exercise Price pursuant to Section 7(a); (ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; (iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in each such case, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder’s address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7(c).

(d) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

(e) In any case in which Section 7(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 7(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 7(h).

(f) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 7, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action.

(g) For the purpose of any computation under Section 3(b) or this Section 7, the “Current Market Price” per share of Common Stock shall mean the VWAP of the Common Stock on the day in question.

(h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

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8. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate provided, however, that, if the Company’s stock is publicly traded, the Company may require the posting of a bond in an amount and nature as is customary and reasonable given the circumstances.

10. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

11. Stockholder Agreements. This Warrant and the Warrant Shares exercisable hereunder are subject to the terms of each of those certain Investors’ Rights Agreement, Right of First Refusal Agreement and Voting Agreement, as each may be amended or restated from time to time, each dated November 15, 2019 (collectively, and as the same may hereafter be amended, the “Stockholder Agreements”). In the event that Holder is not already a party to each of the Stockholder Agreements, as a condition precedent to the Company’s issuance of any of the Warrant Shares exercisable hereunder, Holder shall execute an adoption agreement in a form acceptable to the Company providing that Holder become a party as an “Investor” to each of the Stockholder Agreements.

12. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by commercial delivery service, mailed by registered or certified mail (return receipt requested), sent via facsimile (with confirmation of receipt) or electronic mail to the parties at the address for each party, as set forth in the introductory paragraph with respect to the Holder and in the case of the Company, at 201 E. Kennedy Blvd, Suite 700, Tampa, Florida 33602.

14. Purchaser Subscription Default. For the avoidance of doubt, this Warrant shall terminate immediately upon the occurrence of a Purchaser Subscription Default with respect to the Holder and any Warrants Shares issued by the Company on, prior to or following the occurrence of such a Purchaser Subscription Default with respect to the Holder shall be null and void, ab initio, without further action or notice.

15. Acceptance of Warrant. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all of the terms and provisions set forth herein.

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Issuance date: ________________, 2020

H-CYTE, INC.

By:
Name:	William E. Horne
Title:	Chief Executive Officer

Signature Page to Warrant Issued to [PURCHASER]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase the Warrant Shares, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:
Print Name

Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	H-Cyte, Inc.
201 E. Kennedy Blvd, Suite 700
Tampa, FL 33602
Attention: Chief Executive Officer

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:

By:
Print Name

Signature

Address:

___________________________________________

___________________________________________

___________________________________________